Exhibit 32.1

                       Wings & Things, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

Tthe undersigned officer of Wings & Things, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..      the annual report on Form 10-KSB of the Company for the year ended
       December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..      the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   March 27, 2006
                                   /s/ Linda L. Perry
                                   ___________________________________
                                   Linda L. Perry
                                   Principal Executive Officer
                                   Principal Financial  Officer